LanzaTech Reaches 53% Non-Controlling Ownership Milestone in LanzaJet Skokie, Illinois – December 22, 2025 – LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), a leader in carbon transformation technology, today announced an increase in its holdings of LanzaJet, Inc. (“LanzaJet”), a leading sustainable aviation fuel technology provider and fuels producer, to 53%. This announcement follows the successful commissioning and production of ASTM- certified sustainable fuels including Synthetic Paraffinic Kerosene (SPK) and Renewable Diesel (RD) at LanzaJet’s Freedom Pines Fuels facility in Soperton, Georgia, the world’s first commercial-scale plant to produce jet fuel from ethanol. On December 16, 2025, LanzaTech received its final tranches of LanzaJet common stock, which brings the Company’s ownership percentage and non-controlling interest in LanzaJet to 53%. These issuances of common stock were made pursuant to the Second Amended & Restated LanzaJet Investment Agreement and represent the final equity tranches under that agreement. The shares were issued in accordance with pre-agreed terms and do not reflect any new capital investment by LanzaTech. This ownership increase is in accordance with a previously signed agreement which allowed LanzaJet to further sublicense the Alcohol-to-Jet (“ATJ”) technology in exchange for additional equity issued to LanzaTech. LanzaTech’s platform, originally developed in collaboration with the Pacific Northwest National Lab and the U.S. Department of Energy, enables the production of ethanol from a variety of carbon sources, including agricultural residues, which LanzaJet can use to produce sustainable aviation fuel, or “SAF”, using its industry-leading Alcohol-to-Jet (ATJ) technology. By utilizing a diverse array of domestic and waste feedstocks, including those from the agricultural sector, this approach has the potential to both reduce aviation emissions by up to 85% and strengthen supply chain resilience and energy security. Through distributed production and flexible sourcing, LanzaTech and LanzaJet are striving to open new economic opportunities for rural communities and fortify the reliability and sustainability of fuel supply chains. LanzaTech’s strategic decision to spin out LanzaJet in 2020 was driven by a vision to accelerate the development and deployment of ethanol-to-jet solutions. Today, with a 53% ownership stake, LanzaTech is reinforcing its commitment to LanzaJet’s success and to scaling this vital technology worldwide. “LanzaTech’s increased stake in LanzaJet comes at an important time for the sustainable fuels sector,” said Dr. Jennifer Holmgren, CEO of LanzaTech and Chair of LanzaJet. “The success of LanzaJet’s Freedom Pine’s facility shows that ethanol from diverse domestic and recycled feedstocks—such as waste gases, municipal solid waste, captured CO₂ with hydrogen, and agricultural residues—can be converted into sustainable aviation fuel. We believe that this innovation not only expands supply options but also establishes ethanol as a vital connector between distributed carbon sources and global aviation markets.” The sustainable aviation fuel industry remains capital-intensive and subject to evolving regulatory and market dynamics. LanzaJet, like many in the sector, is managing operational and financial pressures as it scales. LanzaTech’s increased equity interest does not imply a change in governance or control. LanzaTech and LanzaJet continue to collaborate on new projects and licensing opportunities via their CirculAir™ offering, leveraging the strengths of both organizations to work towards delivering new energy solutions and driving lasting impact in the aviation industry.

Accounting Impact of Transaction The Company’s interest in LanzaJet is accounted for under the equity method of accounting, with income (loss) from equity method investments, net, including gain on dilution, recognized in the Company’s consolidated statements of operations and comprehensive loss and equity method investments recognized on the Company’s consolidated balance sheet. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is a carbon management solutions company that transforms industrial emissions, gasified solid waste and carbon dioxide into recycled carbon ethanol via proprietary bio-fermentation technology. Ethanol is a crucial building block in the world – a key feedstock for Sustainable Aviation Fuel (SAF), marine fuel and other downstream chemical derivatives. Operating commercially at six assets today, LanzaTech’s technology unlocks value across the supply chain, reducing the carbon footprint of hard-to-abate sectors while shepherding recycled carbon fuels and products to the world, building a circular carbon economy. www.lanzatech.com Contact: freya@lanzatech.com Forward-Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward- looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, the Company’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including the Company's ability to continue to operate as a going concern; the Company's ability to consummate the transactions contemplated by the Series A Convertible Senior Preferred Stock Purchase Agreement, dated May 7, 2025, as amended; delays or interruptions in government contract awards, funding cycles or agency operations (including due to a government shutdown) that could postpone project milestones and defer related revenue recognition; the Company's ability to attract new investors and raise substantial additional financing to fund its operations and/or execute on its other strategic options; the Company's ability to maintain the listing of the Nasdaq Stock Market LLC; the Company's ability to execute on its business strategy and achieve profitability; and the Company's ability to attract, retain and motivate qualified personnel. The Company may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Form 10-K for the year ended December 31, 2024, its Form 10-Q for the quarter ended March 31, 2025, June 30, 2025 and September 30, 2025 and in future Securities and

Exchange Commission filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.